EXHIBIT 10.56

TENTH LOAN MODIFICATION AND WAIVER AGREEMENT

This Tenth Loan Modification and Waiver Agreement (this “Loan Modification Agreement”) is entered into as of November 6, 2015 (the “Tenth Loan Modification Effective Date”), by and among (i) SILICON VALLEY BANK, a California corporation with a loan production office located at 2400 Hanover Street, Palo Alto, California 94304 (“Bank”), and (ii) REAL GOODS ENERGY TECH, INC., a Colorado corporation (“Real Goods Energy”), REAL GOODS TRADING CORPORATION, a California corporation (“Real Goods Trading”), ALTERIS RENEWABLES, INC., a Delaware corporation (“Alteris”) and REAL GOODS SYNDICATED, INC., a Delaware corporation (“Syndicated”), MERCURY ENERGY, INC., a Delaware corporation (“Mercury”), REAL GOODS SOLAR, INC. – MERCURY SOLAR, a New York corporation (“Mercury Solar”), ELEMENTAL ENERGY, LLC, a Hawaii limited liability company (“Elemental”), and SUNETRIC MANAGEMENT LLC, a Delaware limited liability company (“Sunetric”, and together with Real Goods Energy, Real Goods Trading, Alteris, Syndicated, Mercury, Mercury Solar and Elemental, individually and collectively, jointly and severally, the “Borrower”).

1.          DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of December 19, 2011, evidenced by, among other documents, a certain Loan and Security Agreement, dated as of December 19, 2011, as amended by a certain First Loan Modification Agreement, dated as of August 28, 2012, as further amended by a certain Second Loan Modification and Reinstatement Agreement, dated as of November 13, 2012 as further amended by a certain Third Loan Modification Agreement, dated as of March 27, 2013, as further amended by a certain Joinder and Fourth Loan Modification Agreement, dated as of September 26, 2013, as further amended by a certain Fifth Loan Modification Agreement, dated as of November 5, 2013, as further amended by a certain Joinder and Sixth Loan Modification Agreement, dated as of June 6, 2014, as further amended by a certain Seventh Loan Modification and Waiver Agreement, dated as of November 19, 2014, as further amended by a certain Eighth Loan Modification Agreement, dated as of January 30, 2015 and as further amended by a certain Ninth Loan Modification Agreement, dated as of March 16, 2015 (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.          DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by (i) the Collateral as described in the Loan Agreement, (ii) that certain Security Agreement, dated as of December 19, 2011, between the Secured Guarantor and Bank (as amended, the “Security Agreement”), and (ii) the “Intellectual Property Collateral”, as such term is defined in each certain IP Agreement (together with any other collateral security granted to Bank, the “Security Documents”).

Hereinafter, the Loan Agreement, together with all other documents executed in connection therewith evidencing, securing or otherwise relating to the Obligations shall be referred to as the “Existing Loan Documents”.

3.          DESCRIPTION OF CHANGE IN TERMS.

A.           Modifications to Loan Agreement.

1.	The Loan Agreement shall be amended by deleting the following text appearing as Section 6.9(a) thereof:

“(a)          EBITDA. Achieve EBITDA (loss no worse than), measured quarterly, on a trailing three month basis, on a consolidated basis with respect to Borrower, of the following amounts for each period ending as of the date indicated below:

Quarterly Period Ending (measured on a trailing three month basis)	Minimum EBITDA (loss no worse than)

March 31, 2015	$(7,500,000)
June 30, 2015	$(3,000,000)
September 30, 2015	$(2,000,000)
December 31, 2015	$(1,500,000)
March 31, 2016	$(2,100,000)

; provided, that nothing in the foregoing financial covenant shall be deemed to be an extension of the Revolving Line Maturity Date.”

and inserting in lieu thereof the following:

“(a)          Liquidity. Commencing November 30, 2015 and thereafter, maintain at all times, certified monthly by Borrower, the sum of (i) unrestricted cash at Bank plus (ii) the unused Availability Amount in an amount equal to or greater than Two Million Five Hundred Thousand Dollars ($2,500,000).”

2.	The Loan Agreement shall be amended by deleting the following text appearing in Section 10:

“If to Bank:	Silicon Valley Bank
4301 Hacienda Drive, Suite 210
Pleasanton, CA 94588
Attn: Mr. Ben Fargo
Fax: (925) 227-1365
Email: bfargo@svb.com”

and inserting in lieu thereof the following:

“If to Bank:	Silicon Valley Bank
555 Mission Street, Suite 900
San Francisco, CA 94105
Attn: Mr. Trefor Bacon
Fax: (415) 764-3192
Email: tbacon@svb.com”

3.	The Loan Agreement shall be amended by inserting the following new definition in Section 13.1 thereof, in its applicable alphabetical order:

“Tenth Loan Modification Effective Date” is November 6, 2015.

4.	The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

“EBITDA” shall mean, with respect to Borrower, on a consolidated basis, for any period of measurement, in each case determined in accordance with GAAP: (a) Net Income (excluding any gain or loss with respect to a change in the valuation of derivative warrant liability); plus (b) the following, in each case to the extent deducted from the calculation of Net Income: (i) Interest Expense; (ii) income tax expense; (iii) depreciation expense and amortization expense; and (iv) non-cash stock compensation expense.

5.	The Compliance Certificate attached as Exhibit B to the Loan Agreement is hereby deleted in its entirety and is replaced with Exhibit A attached hereto.

4.          ACKNOWLEDGEMENT OF DEFAULTS; WAIVER. Borrower acknowledges that it is currently in default under the Loan Agreement by its failure to comply with the minimum EBITDA financial covenant contained in Section 6.9(a) of the Loan Agreement for the compliance period ended September 30, 2015 (the “Existing Default”). Bank hereby waives Borrower’s Existing Default for the compliance period indicated above. Bank’s waiver of Borrower’s compliance with said Existing Default shall apply only to the foregoing specific compliance period. The Borrower hereby acknowledges and agrees that except as specifically provided in this Section, nothing in this Section or anywhere in this Loan Modification Agreement shall be deemed or otherwise construed as a waiver by the Bank of any of its rights and remedies pursuant to the Existing Loan Documents, applicable law or otherwise.

5.          CONDITIONS PRECEDENT. Borrower hereby agrees that the following documents shall be delivered to the Bank prior to or concurrently with the execution of this Loan Modification Agreement, each in form and substance satisfactory to the Bank (collectively, the “Conditions Precedent”):

A.	copies, certified by a duly authorized officer of Borrower, to be true and complete as of the date hereof, of each of (i) the governing documents of Borrower as in effect on the date hereof (but only to the extent modified since last delivered to the Bank), (ii) the resolutions of Borrower authorizing the execution and delivery of this Loan Modification Agreement, the other documents executed in connection herewith and Borrower’s performance of all of the transactions contemplated hereby (but only to the extent required since last delivered to Bank), and (iii) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be so authorized on behalf of Borrower (but only to the extent any signatories have changed since such incumbency certificate was last delivered to Bank);

B.	and executed copy of the Tenth Loan Modification and Waiver Agreement; and

C.	such other documents as Bank may reasonably request.

6.          FEES. Borrower shall pay to Bank a non-refundable success fee equal to Seventy Five Thousand Dollars ($75,000), which fee shall be fully earned as of the date hereof and shall be payable on or before the earlier to occur of (i) receipt by Borrower of net proceeds from the issuance of additional equity securities of Borrower; and (ii) December 31, 2015. Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with the Existing Loan Documents and this Loan Modification Agreement.

7.          ADDITIONAL COVENANTS: RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby certifies that, other than as disclosed in the Perfection Certificate, no Collateral with a value greater than Ten Thousand Dollars ($10,000) in the aggregate is in the possession of any third party bailee (such as at a warehouse). In the event that Borrower, after the date hereof, intends to store or otherwise deliver the Collateral with a value in excess of Ten Thousand Dollars ($10,000) in the aggregate to such a bailee, then Borrower shall first receive, the prior written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Bank. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in certain Perfection Certificates previously delivered to the Bank (in each case as supplemented through the Seventh Loan Modification Effective Date), and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in such Perfection Certificates, as supplemented, remain true and correct in all material respects as of the date hereof.

8.          CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9.          RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of the Loan Agreement and each other Loan Document (including, without limitation, each Borrower’s and each Guarantor’s Operating Documents previously delivered to Bank (unless re-delivered to Bank in connection with this Loan Modification Agreement)), and of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10.         NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11.         CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modify the Existing Loan Documents pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

12.         JURISDICTION/VENUE. Section 11 of the Loan Agreement is hereby incorporated by reference.

13.         COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[Signature page follows.]

This Loan Modification Agreement is executed as of the date first written above.

REAL GOODS ENERGY TECH, INC.		REAL GOODS SYNDICATED, INC.

By:	/s/ Dennis Lacey	By:	/s/ Dennis Lacey
Name: Dennis Lacey		Name: Dennis Lacey
Title: Chief Executive Officer		Title: Chief Executive Officer

REAL GOODS ENERGY TRADING CORPORATION		ALTERIS RENEWABLES, INC.

By:	/s/ Dennis Lacey	By:	/s/ Dennis Lacey
Name: Dennis Lacey		Name: Dennis Lacey
Title: Chief Executive Officer		Title: Chief Executive Officer

MERCURY ENERGY, INC.		ELEMENTAL ENERGY, LLC

By:	/s/ Dennis Lacey	By:	/s/ Dennis Lacey
Name: Dennis Lacey		Name: Dennis Lacey
Title: Chief Executive Officer		Title: Chief Executive Officer

REAL GOODS SOLAR, INC. - MERCURY SOLAR		SUNETRIC MANAGEMENT LLC

By:	/s/ Dennis Lacey	By:	/s/ Dennis Lacey
Name: Dennis Lacey		Name: Dennis Lacey
Title: Chief Executive Officer		Title: Chief Executive Officer

BANK:

SILICON VALLEY BANK

By:	/s/ Trefor Bacon
Name: Trefor Bacon
Title: Vice President

Acknowledgment and Agreement:

The undersigned ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Second Amended and Restated Unconditional Guaranty and a certain Second Amended and Restated Security Agreement, each dated as of June 6, 2014, and each document executed in connection therewith, and acknowledges, confirms and agrees that the Second Amended and Restated Unconditional Guaranty, Second Amended and Restated Security Agreement and each document executed in connection therewith shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

REAL GOODS SOLAR, INC.

By:	/s/ Dennis Lacey
Name: Dennis Lacey
Title: Chief Executive Officer

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	REAL GOODS ENERGY TECH, INC. ET. AL.

The undersigned authorized officer of REAL GOODS ENERGY TECH, INC., et al. (the “Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended, the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
Annual Audited Financial Statements	FYE within 120 days
A/R & A/P Agings	Monthly within 20 days	Yes No
Transaction Reports	Weekly and with each request for a Credit Extension (Monthly within 20 days during a Streamline Period)	Yes No
Projections	Within 20 days of board approval (no later than 60 days after FYE)	Yes No
Daily/Weekly Cash Flow Projections	on the fifteenth (15th) and the last Business Day of each month	Yes No
Deferred Revenue Report, Schedule of Assets with respect to 3rd party construction and financing arrangements (including performance bonds and bank statements For non-SVB bank accounts)	Monthly within 30 days	Yes No
Electronic viewing access to Wells Fargo Account	Ongoing	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual		Complies/Streamline

Maintain at all times (unless otherwise indicated), measured as indicated below:
Liquidity (From and after 11/30/2015, at all times)	$2,500,000	$		Yes No
Liquidity Ratio (measured monthly)	1.25:1.00		:1.00	Yes No

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

REAL GOODS ENERGY TECH, INC., et al.	BANK USE ONLY

Received by: _________________________
By:	authorized signer
Name:
Title:	Date: _______________________________

Verified: ____________________________
authorized signer

Date: ______________________________

Compliance Status: Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:      ____________________

I.           Liquidity. (Section 6.9(a)).

Required: Commencing November 30, 2015 and thereafter, maintain at all times, certified monthly by Borrower, the sum of (i) unrestricted cash at Bank plus (ii) the unused Availability Amount in an amount equal to or greater than Two Million Five Hundred Thousand Dollars ($2,500,000).

Actual:

A.	Unrestricted cash at Bank	$

B.	Unused Availability Amount	$

C.	LIQUIDITY (line A plus line B)	$

Is line C equal to or greater than $2,500,000?

_______ No, not in compliance	_______ Yes, in compliance

II.          Liquidity Ratio (Section 6.9(b))

Required:              Maintain (A) the sum of (i) unrestricted cash at Bank plus (ii) Borrower’s net billed accounts receivable divided by (B) the sum of (i) the total outstanding Obligations of Borrower owed to Bank plus (ii) the total outstanding Subordinated Debt of Borrower, expressed as a ratio, of at least 1.25:1.00.

Actual:

A.	Unrestricted cash at Bank	$

B.	Net billed accounts receivable	$

C.	Total Outstanding Obligations of Borrower owed to Bank	$

D.	Total outstanding Subordinated Debt	$

E.	Liquidity Ratio ( (i) the sum of line A plus line B divided by (ii) the sum of line C plus line D, expressed as a ratio)		_______:1.00

Is line E equal to or greater than 1.25:1:00?

_______ No, not in compliance	_______ Yes, in compliance